Exhibit 21

SPRINT CORPORATION
SUBSIDIARIES OF REGISTRANT

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

SUBSIDIARY	STATE/COUNTRY
Alda Wireless Holdings, LLC	Delaware
American Telecasting Development, LLC	Delaware
American Telecasting of Anchorage, LLC	Delaware
American Telecasting of Columbus, LLC	Delaware
American Telecasting of Denver, LLC	Delaware
American Telecasting of Fort Myers, LLC	Delaware
American Telecasting of Ft. Collins, LLC	Delaware
American Telecasting of Green Bay, LLC	Delaware
American Telecasting of Lansing, LLC	Delaware
American Telecasting of Lincoln, LLC	Delaware
American Telecasting of Little Rock, LLC	Delaware
American Telecasting of Louisville, LLC	Delaware
American Telecasting of Medford, LLC	Delaware
American Telecasting of Michiana, LLC	Delaware
American Telecasting of Monterey, LLC	Delaware
American Telecasting of Redding, LLC	Delaware
American Telecasting of Santa Barbara, LLC	Delaware
American Telecasting of Seattle, LLC	Delaware
American Telecasting of Sheridan, LLC	Delaware
American Telecasting of Yuba City, LLC	Delaware
APC Realty and Equipment Company, LLC	Delaware
Assurance Wireless of South Carolina, LLC	Delaware
ATI Sub, LLC	Delaware
Boost Worldwide, LLC	Delaware
Broadcast Cable, LLC	Delaware
Caroline Ventures, Inc.	Delaware
Clear Share I, LLC	Delaware
Clear Share II, LLC	Delaware
Clear Share III, LLC	Delaware
Clear Wireless LLC	Nevada
Clearwire Communications LLC	Delaware
Clearwire Corporation	Delaware
Clearwire Europe B.V.	Netherlands
Clearwire Europe S.a.r.l.	Luxembourg
Clearwire Hawaii Partners Spectrum, LLC	Nevada

Clearwire International, LLC	Washington
Clearwire IP Holdings LLC	New York
Clearwire Legacy LLC	Delaware
Clearwire Spectrum Holdings II LLC	Nevada
Clearwire Spectrum Holdings III LLC	Nevada
Clearwire Spectrum Holdings LLC	Nevada
Clearwire XOHM LLC	Delaware
Fixed Wireless Holdings, LLC	Delaware
Fresno MMDS Associates, LLC	Delaware
Independent Wireless One Leased Realty Corporation	Delaware
Kennewick Licensing, LLC	Delaware
MinorCo, LLC	Delaware
Nextel Communications of the Mid-Atlantic, Inc.	Delaware
Nextel of New York, Inc.	Delaware
Nextel of Puerto Rico, Inc.	Puerto Rico
Nextel Partners Equipment LLC	Nevada
Nextel Retail Stores, LLC	Delaware
Nextel South Corp.	Georgia
Nextel Systems, LLC	Delaware
Nextel West Corp.	Delaware
NPCR, Inc.	Delaware
NSAC, LLC	Delaware
OneLouder Apps, Inc.	Delaware
PCTV Gold II, LLC	Delaware
PCTV Sub, LLC	Delaware
People’s Choice TV Corp.	Delaware
People’s Choice TV of Houston, LLC	Delaware
People’s Choice TV of St. Louis, LLC	Delaware
Pinsight Media+, Inc.	Delaware
PRWireless HoldCo, LLC - 55% ownership	Delaware
SFE 1, LLC	Delaware
SFE 2, LLC	Delaware
SIHI Mexico S. de R.L. de C.V.	Mexico
SIHI Scandinavia AB	Sweden
SIHI New Zealand Holdco, Inc.	Kansas
SN Holdings (BR I) LLC	Delaware
SN UHC 1, Inc.	Delaware
SN UHC 3, Inc.	Delaware
SN UHC 4, Inc.	Delaware
Speedchoice of Detroit, LLC	Delaware
Speedchoice of Phoenix, LLC	Delaware
Sprint (Bay Area), LLC	Delaware
Sprint Brasil Servicos de Telecomunicacoes Ltda.	Brazil
Sprint Capital Corporation	Delaware
Sprint Communications Company L.P.	Delaware
Sprint Communications Company of New Hampshire, Inc.	New Hampshire

Sprint Communications Company of Virginia, Inc.	Virginia
Sprint Communications, Inc. (formerly Sprint Nextel Corporation)	Kansas
Sprint Corporation	Kansas
Sprint Corporation (Inactive)	Missouri
Sprint eBusiness, Inc.	Kansas
Sprint Connect LLC	Kansas
Sprint Enterprise Mobility, LLC	Delaware
Sprint Enterprise Network Services, Inc.	Kansas
Sprint eWireless, Inc.	Kansas
Sprint Federal Management LLC	Delaware
Sprint Federal Operations LLC	Delaware
Sprint HoldCo, LLC	Delaware
Sprint Intermediate HoldCo LLC	Delaware
Sprint Intermediate HoldCo II LLC	Delaware
Sprint Intermediate HoldCo III LLC	Delaware
Sprint Hong Kong Limited	Hong Kong
Sprint International Argentina SRL	Argentina
Sprint International Australia Pty. Limited	Australia
Sprint International Austria GmbH	Austria
Sprint International Caribe LLC	Puerto Rico
Sprint International Chile Limitada	Chile
Sprint International Colombia Ltda.	Colombia
Sprint International Communications Canada ULC	Canada
Sprint International Communications Corporation	Delaware
Sprint International Communications Singapore Pte. Ltd.	Singapore
Sprint International Czech Republic S.R.O.	Czech Republic
Sprint International do Brasil Ltda.	Brazil
Sprint International Holding, Inc.	Kansas
Sprint International Hungary Korlátolt Felelõsségû Társaság	Hungary
Sprint International Incorporated	Delaware
Sprint International Japan Corp.	Japan
Sprint International Korea	Korea
Sprint International Network Company LLC	Delaware
Sprint International New Zealand	New Zealand
Sprint International Norway AS	Norway
Sprint International Spain, S.L.	Spain
Sprint International Taiwan Limited	Taiwan
Sprint International Venezuela, S.R.L.	Venezuela
Sprint PCS Assets, L.L.C.	Delaware
Sprint Puerto Rico Holdings LLC	Delaware
Sprint RUS LLC	Russia
Sprint Solutions, Inc.	Delaware
Sprint Spectrum Co LLC	Delaware
Sprint Spectrum Co II LLC	Delaware
Sprint Spectrum Co III LLC	Delaware
Sprint Spectrum Depositor LLC	Delaware

Sprint Spectrum Depositor II LLC	Delaware
Sprint Spectrum Depositor III LLC	Delaware
Sprint Spectrum Equipment Company, LLC	Delaware
Sprint Spectrum Holding Company, LLC	Delaware
Sprint Spectrum L.P.	Delaware
Sprint Spectrum License Holder LLC	Delaware
Sprint Spectrum License Holder II LLC	Delaware
Sprint Spectrum License Holder III LLC	Delaware
Sprint Spectrum PledgeCo LLC	Delaware
Sprint Spectrum PledgeCo II LLC	Delaware
Sprint Spectrum PledgeCo III LLC	Delaware
Sprint Spectrum Realty Company, LLC	Delaware
Sprint Telecom India Private Limited	India
Sprint (Thailand) Limited	Thailand
Sprint/United Management Company	Kansas
SprintCom Equipment Company, LLC	Delaware
SprintCom, Inc.	Kansas
SprintLink Belgium BVBA	Belgium
SprintLink Denmark ApS	Denmark
SprintLink France SAS	France
SprintLink Germany GmbH	Germany
Sprintlink India Private Limited	India
SprintLink International (Switzerland) GmbH	Switzerland
Sprintlink International Malaysia SDN. BHD.	Malaysia
Sprintlink International Philippines, Inc.	Philippines
SprintLink Ireland Limited	Ireland
SprintLink Italy S.r.l.	Italy
SprintLink Netherlands B.V.	Netherlands
Sprintlink Poland sp. z o.o	Poland
SprintLink UK Limited	United Kingdom
STC Five LLC	Delaware
STC Four LLC	Delaware
STC One LLC	Delaware
STC Six Company	Delaware
STC Three LLC	Delaware
STC Two LLC	Delaware
STE 14 Affiliate LLC	Delaware
SWV Six, Inc.	Colorado
TDI Acquisition Corporation	Delaware
TDI Acquisition Sub, LLC	Delaware
Transworld Telecom II, LLC	Delaware
US Telecom, Inc.	Kansas
USST of Texas, Inc.	Texas
Utelcom, Inc.	Kansas
Virgin Mobile USA - Evolution, LLC	Delaware
Virgin Mobile USA, Inc.	Delaware

Virgin Mobile USA, L.P.	Delaware
VMU GP, LLC	Delaware
WBS of America, LLC	Delaware
WBS of Sacramento, LLC	Delaware
WBSY Licensing, LLC	Delaware
WCOF, LLC	Delaware
Wireless Broadband Services of America, LLC	Delaware
Wireline Leasing Co., Inc.	Delaware